QUARTERLY SUPPLEMENTAL INFORMATION FOURTH QUARTER 2025 Exhibit 99.2

TABLE OF CONTENTS December 31, 2025 Page PAGE SUMMARY / HIGHLIGHTS 3 TENANT DATA TOP 15 TENANTS 17 FINANCIAL DATA QUARTERLY LEASING SUMMARY 18 CONSOLIDATED BALANCE SHEETS 4 LEASE ROLLOVER SCHEDULE 19 CONSOLIDATED STATEMENTS OF OPERATIONS 5 PROPERTY LEASES AND VACANCIES 20 NON-GAAP FINANCIAL DATA 6 SELECT CREDIT METRICS SUMMARY 10 DEBT MORTGAGES AND NOTES PAYABLE 28 DEBT MATURITY SCHEDULE 29 CAPITAL DEPLOYMENT DEBT COVENANTS 30 TRANSACTION ACTIVITY 11 DEVELOPMENT SUMMARY 12 COMPONENTS OF NET ASSET VALUE 31 CAPITAL EXPENDITURES AND LEASING COSTS 14 OTHER FINANCIAL DATA 32 PORTFOLIO DATA NON-GAAP MEASURES DEFINITIONS 33 SAME-STORE DATA 15 PORTFOLIO INFORMATION 16 INVESTOR INFORMATION 37 This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under LXP Industrial Trust (“LXP”)'s control which may cause actual results, performance or achievements of LXP to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) national, regional and local economic and political climates and changes in applicable governmental regulations and tax legislation, (2) the outbreak of highly infectious or contagious diseases and natural disasters, (3) authorization by LXP's Board of Trustees of future dividend declarations, (4) LXP's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2026, (5) the successful consummation of any lease, acquisition, development, build-to-suit, disposition, financing or other transaction, including the timing of any such transaction, the ultimate terms or achieving any estimated yields or rental rates, (6) the failure to continue to qualify as a real estate investment trust, (7) changes in general business and economic conditions, including the impact of any legislation, (8) competition, (9) inflation and increases in operating costs, (10) labor shortages, (11) supply chain disruption and increases in real estate construction costs and raw materials costs and construction schedule delays, (12) defaults or non-renewals of significant tenant leases, (13) changes in financial markets and interest rates, (14) changes in accessibility of debt and equity capital markets, (15) future impairment charges, (16) international trade disputes or the imposition of significant tariffs or other trade restrictions by the U.S. on imported goods that adversely impact trading volumes and (17) risks related to our investments in our non-consolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP's expectations will be realized. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

3Table of Contents SUMMARY / HIGHLIGHTS LXP Industrial Trust is a REIT focused on Class A, warehouse and distribution real estate investments in 12 target markets in the Sunbelt and lower Midwest. Footnote (1) Includes consolidated and non-consolidated developable land. Portfolio Statistics # of Properties: 108 # of States: 14 Square Footage: 52.7 million % Square Feet Class A: 92.6% Stabilized Portfolio % Leased: 97.1% # of Leases: 120 Weighted-Average Lease Term: 4.8 years Weighted-Average Age: 9.9 years Developable Land:(1) 514 acres Quarterly Highlights - Net Income - $0.46 per diluted common share - Adjusted Company FFO - $0.79 per diluted common share ‘- Completed 2.1 million square feet of new leases and lease extensions, increasing Base and Cash Base Rents by 27.4% and 22.6%, respectively, excluding two fixed-rate renewals ‘- Same-Store NOI increased 2.9% for the full year and was in line for the quarter compared to the same periods in 2024 - Sold four warehouse facilities outside of target markets for gross proceeds of $116.2 million ‘- Repaid $140 million of 6.75% Senior Notes due 2028 pursuant to a cash tender offer ‘- Reduced net debt to Adjusted EBITDA to 4.9x ‘- Completed a reverse split of common shares at a ratio of 1-for-5 on November 10, 2025

4Table of Contents CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data) December 31, 2025 December 31, 2024 Assets: Real estate, at cost $ 3,908,485 $ 4,176,294 Real estate - intangible assets 305,841 318,444 Land held for development 82,971 82,827 Investments in real estate under construction 41,769 5,947 Real estate, gross 4,339,066 4,583,512 Less: accumulated depreciation and amortization (1,151,513) (1,047,166) Real estate, net 3,187,553 3,536,346 Right-of-use assets, net 8,721 16,484 Cash and cash equivalents 170,394 101,836 Restricted cash 257 237 Investments in non-consolidated entities 31,430 40,018 Deferred expenses, net 35,068 39,820 Rent receivable - current 3,454 2,052 Rent receivable - deferred 84,631 85,757 Other assets 15,514 20,762 Total assets $ 3,537,022 $ 3,843,312 Liabilities and Equity: Liabilities: Mortgages and notes payable, net $ 49,541 $ 54,930 Term loan payable, net 249,053 297,814 Senior notes payable, net 952,693 1,089,373 Trust preferred securities, net 100,113 127,893 Dividends payable 44,715 41,164 Operating lease liabilities 9,134 17,114 Accounts payable and other liabilities 54,553 57,055 Accrued interest payable 9,218 10,517 Deferred revenue - including below-market leases, net 3,030 6,751 Prepaid rent 16,594 19,918 Total liabilities 1,488,644 1,722,529 Commitments and contingencies Equity: Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares: Series C Cumulative Convertible Preferred, liquidation preference $96,770 and 1,935,400 shares issued and outstanding 94,016 94,016 Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 59,077,234 and 58,899,958 shares issued and outstanding in 2025 and 2024, respectively 6 6 Additional paid-in-capital 3,313,884 3,315,127 Accumulated distributions in excess of net income (1,371,654) (1,316,993) Accumulated other comprehensive income 427 6,136 Total shareholders' equity 2,036,679 2,098,292 Noncontrolling interests 11,699 22,491 Total equity 2,048,378 2,120,783 Total liabilities and equity $ 3,537,022 $ 3,843,312 Share data has been adjusted for all periods presented to reflect a 1-for-5 reverse stock split effective November 10, 2025.

5Table of Contents CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data) Three months ended December 31, Twelve months ended December 31, 2025 2024 2025 2024 Gross revenues: Rental revenue $ 85,692 $ 99,829 $ 346,140 $ 354,353 Other revenue 1,052 1,022 4,088 4,105 Total gross revenues 86,744 100,851 350,228 358,458 Expense applicable to revenues: Depreciation and amortization (47,621) (48,620) (196,615) (192,863) Property operating (16,045) (14,832) (64,395) (60,513) General and administrative (10,708) (10,311) (40,053) (40,045) Non-operating income 963 562 2,832 7,707 Interest and amortization expense (14,081) (15,853) (62,923) (66,477) Loss on debt satisfaction, net (12,602) — (11,809) — Transaction costs (140) — (178) (498) Change in allowance for credit loss — 112 — 61 Gain on sale or disposal of, and recovery on, real estate, net 43,513 20,446 145,627 39,848 Gain on change in control of a subsidiary — — — 209 Income before benefit (provision) for income taxes and equity in income (losses) of non-consolidated entities 30,023 32,355 122,714 45,887 Benefit (provision) for income taxes (101) 356 (699) 127 Equity in income (losses) of non-consolidated entities (1,228) 265 (4,405) (3,179) Net income 28,694 32,976 117,610 42,835 Net (income) loss attributable to noncontrolling interests 77 55 (4,450) 1,699 Net income attributable to LXP Industrial Trust shareholders 28,771 33,031 113,160 44,534 Dividends attributable to preferred shares - Series C (1,572) (1,572) (6,290) (6,290) Allocation to participating securities (75) (70) (401) (322) Net income attributable to common shareholders $ 27,124 $ 31,389 $ 106,469 $ 37,922 Net income attributable to common shareholders - per common share basic $ 0.46 $ 0.54 $ 1.82 $ 0.65 Weighted-average common shares outstanding - basic 58,416,729 58,333,349 58,384,896 58,294,586 Net income attributable to common shareholders - per common share diluted $ 0.46 $ 0.54 $ 1.82 $ 0.65 Weighted-average common shares outstanding - diluted 58,788,572 58,346,497 58,565,565 58,311,998 Common share and per common share data have been adjusted for all periods presented to reflect a 1-for-5 reverse stock split effective November 10, 2025.

6Table of Contents NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data) Three months ended December 31, Twelve months ended December 31, 2025 2024 2025 2024 FUNDS FROM OPERATIONS: Basic and Diluted: Net income attributable to common shareholders $ 27,124 $ 31,389 $ 106,469 $ 37,922 Adjustments: Depreciation and amortization related to real estate 45,866 47,130 189,822 187,109 Impairment charges - real estate, including our share of non-consolidated entities — 295 — 295 Amortization of leasing commissions 1,755 1,490 6,793 5,754 Joint venture and noncontrolling interest adjustment 1,336 1,287 11,186 5,836 Gain on sale of or disposal of, and recovery on, real estate, net (43,513) (21,554) (145,627) (41,239) Gain on change in control of a subsidiary — — — (209) FFO available to common shareholders - basic 32,568 60,037 168,643 195,468 Preferred dividends 1,572 1,572 6,290 6,290 Amount allocated to participating securities 75 70 401 322 FFO available to all equityholders - diluted 34,215 61,679 175,334 202,080 Sales-type lease income attributable to the exercise of a purchase option — (14,991) — (14,991) Allowance for credit losses — (112) — (61) Transaction costs, including our share of non-consolidated entities(1) 140 — 178 518 Loss on debt satisfaction, net, including our share of non-consolidated entities 12,602 (555) 11,812 (552) Non-recurring costs(2) — 250 — 1,788 Noncontrolling interest adjustments — 680 — 578 Adjusted Company FFO available to all equityholders - diluted $ 46,957 $ 46,951 $ 187,324 $ 189,360 Per Common Share Amounts(3): Basic: FFO $ 0.56 $ 1.03 $ 2.89 $ 3.35 Diluted: FFO $ 0.57 $ 1.04 $ 2.95 $ 3.41 Adjusted Company FFO $ 0.79 $ 0.79 $ 3.15 $ 3.20 Weighted-Average Common Shares(3): Basic: Weighted-average common shares outstanding - basic EPS 58,416,729 58,333,349 58,384,896 58,294,586 Diluted: Weighted-average common shares outstanding - diluted EPS 58,788,572 58,346,497 58,565,565 58,311,998 Preferred shares - Series C 942,114 942,114 942,114 942,114 Weighted-average common shares outstanding - diluted FFO 59,730,686 59,288,611 59,507,679 59,254,112 (1) Transaction costs includes costs associated with terminated investments and the 1-for-5 reverse stock split, such as non-refundable deposits and legal fees. (2) Includes non-recurring expenses for severance expense. (3) Share and per share data have been adjusted for all periods presented to reflect a 1-for-5 reverse stock split effective November 10, 2025.

7Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands) Three months ended December 31, Twelve months ended December 31, 2025 2024 2025 2024 Adjusted Company FFO available to all equityholders - diluted $ 46,957 $ 46,951 $ 187,324 $ 189,360 FUNDS AVAILABLE FOR DISTRIBUTION Adjustments: Straight-line adjustments (993) (1,240) (5,483) (7,272) Lease incentives 505 432 1,859 1,330 Amortization of above/below market leases (342) (1,054) (2,562) (2,654) Lease termination payments, net (77) — 1,324 — Sales-type lease non-cash income — (475) — (2,303) Non-cash interest expense 976 1,109 4,178 4,524 Non-cash charges, net 2,812 2,794 11,800 10,243 Capitalized interest and internal costs (435) (741) (1,281) (4,558) Second-Generation tenant improvements (813) (1,846) (7,248) (3,091) Second-Generation lease costs (3,615) (2,351) (6,421) (13,707) Joint venture and noncontrolling interests adjustment (72) (46) (385) (245) Company Funds Available for Distribution $ 44,903 $ 43,533 $ 183,105 $ 171,627

8Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Net Operating Income ("NOI"): Three months ended December 31, Twelve months ended December 31, 2025 2024 2025 2024 Net income $ 28,694 $ 32,976 $ 117,610 $ 42,835 Interest and amortization expense 14,081 15,853 62,923 66,477 Provision (benefit) for income taxes 101 (356) 699 (127) Depreciation and amortization 47,621 48,620 196,615 192,863 General and administrative 10,708 10,311 40,053 40,045 Transaction costs 140 — 178 498 Non-operating/advisory fee income (2,015) (1,584) (6,920) (11,812) Gain on sale or disposal of, and recovery on, real estate, net (43,513) (20,446) (145,627) (39,848) Sales-type lease income attributable to the exercise of a purchase option — (14,991) — (14,991) Gain on change in control of a subsidiary — — — (209) Loss on debt satisfaction, net 12,602 — 11,809 — Equity in (income) losses of non-consolidated entities 1,228 (265) 4,405 3,179 Lease termination income, net (77) — (276) — Straight-line adjustments (993) (1,240) (5,483) (7,272) Lease incentives 505 432 1,859 1,330 Amortization of above/below market leases (342) (1,054) (2,562) (2,654) Sales-type lease adjustments — (587) — (2,364) NOI 68,740 67,669 275,283 267,950 Less NOI: Acquisitions, expansions, developments, redevelopments and dispositions (8,765) (7,688) (32,352) (31,883) Same-Store NOI $ 59,975 $ 59,981 $ 242,931 $ 236,067

9Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Adjusted EBITDA: Twelve months ended 12/31/2025 Net income attributable to LXP Industrial Trust shareholders $ 113,160 Interest and amortization expense 62,923 Provision (benefit) for income taxes 699 Depreciation and amortization 196,615 Straight-line adjustments (5,483) Lease incentives 1,859 Lease termination income, net (276) Amortization of above/below market leases (2,562) Gain on sale of or disposal of, and recovery on, real estate, net (145,627) Transaction costs 178 Loss on debt satisfaction, including our share of non-consolidated entities 11,812 Non-cash charges, net 11,800 Pro rata share adjustments: Non-consolidated entities adjustment 12,435 Noncontrolling interests adjustment 4,732 Adjusted EBITDA $ 262,265

10Table of Contents SELECT CREDIT METRICS SUMMARY 12/31/2022 12/31/2023 12/31/2024 12/31/2025 Adjusted Company FFO Payout Ratio 72.4% 72.1% 82.0% 86.5 % Unencumbered Assets $4.5 billion $4.5 billion $4.5 billion $4.2 billion Unencumbered NOI 93.4% 96.3% 96.3% 96.4 % Debt / Gross Assets 30.1% 34.7% 32.0% 28.7% (Debt + Preferred) / Gross Assets 32.1% 36.6% 34.0% 30.8 % Secured Debt / Gross Assets 1.5% 1.2% 1.1% 1.1 % Unsecured Debt / Unencumbered Assets 31.3% 38.4% 33.9% 30.8 % Net Debt / Adjusted EBITDA(1) 6.4x 6.0x 5.9x 4.9x (Net Debt + Preferred) / Adjusted EBITDA(1) 6.9x 6.4x 6.3x 5.2x Credit Facility Availability(2) $600.0 million $600.0 million $600.0 million $600.0 million Footnotes: (1) Includes pro rata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months. (2) Subject to covenant compliance.

11Table of Contents DISPOSITION ACTIVITY Footnotes: (1) Capitalization rates exclude two vacant development projects sold to a user buyer during the quarter ended September 30, 2025. Gross Disposition Month of % Gross Disposition Location % Owned Price ($000) Disposition Leased Price PSF Winchester, VA (3 Properties) 100% $ 97,000 December 100% $90.69 New Century, KS 100% 19,200 December 100% $43.00 TOTAL PROPERTY DISPOSITIONS $ 116,200 QTR YTD(1) GAAP Cap Rate 6.4% 6.4% Cash Cap Rate 6.2% 5.7%

12Table of Contents DEVELOPMENT SUMMARY Footnotes: (1) Excludes leasing costs, incomplete costs and developer incentive fees or partner promotes, if any. (2) Excludes noncontrolling interests’ share. (3) During the quarter ended June 30, 2025, the tenant vacated the building and LXP began redeveloping the property. Estimated project costs exclude estimated tenant improvements and leasing costs. (4) During the quarter ended March 31, 2025, the tenant vacated the building, which is part of a four building integrated campus, and LXP began redeveloping the property into a standalone warehouse and distribution facility. Estimated project costs exclude estimated tenant improvements and leasing costs. (5) Represents infrastructure development costs to prepare the land for vertical development. ONGOING DEVELOPMENT AND REDEVELOPMENT NOT IN SERVICE: GAAP LXP Estimated Base Building Completion Date Estimated Investment Balance Amount Funded % Leased Project # of Estimated Project Cost as of 12/31/2025 as of 12/31/2025 as of (% Owned) Buildings Market Sq. Ft. ($000) ($000)(1) ($000)(2) 12/31/2025 Redevelopment Projects Orlando (100.0%)(3) 1 Central FL 350,990 $ 9,400 $ 16,402 $ 2,471 3Q 2026 —% Richmond (100.0%)(4) 1 Richmond, VA 252,351 3,900 12,884 1,219 2Q 2026 —% Total Redevelopment Projects 2 603,341 $ 13,300 $ 29,286 $ 3,690 Land Infrastructure Improvements Reems & Olive (95.5%)(5) N/A Phoenix, AZ N/A 16,350 12,483 14,771 N/A N/A Total Development and Redevelopment Projects 2 603,341 $ 29,650 $ 41,769 $ 18,461 LAND HELD FOR INDUSTRIAL DEVELOPMENT: GAAP LXP Investment Balance Amount Funded Project Approximate 12/31/2025 12/31/2025 (% owned) Market Acres ($000) ($000)(2) Consolidated Reems & Olive (95.5%) Phoenix, AZ 315 $ 75,359 $ 74,288 Mt. Comfort Phase II (80.0%) Indianapolis, IN 116 5,879 4,761 ATL Fairburn (100.0%) Atlanta, GA 14 1,733 1,779 Total Consolidated Land Projects 445 $ 82,971 $ 80,828 Non-Consolidated Etna Park 70 (90.0%) Columbus, OH 48 $ 9,084 $ 10,675 Etna Park 70 East (90.0%) Columbus, OH 21 2,390 3,157 Total Non-Consolidated Land Projects 69 $ 11,474 $ 13,832

13Table of Contents DEVELOPMENT PROGRAM SUMMARY First Generation Leased Lease Project (% Owned) Market Sq. Ft. Commencement Smith Farms Building 3 (90%) Greenville/Spartanburg, SC 1,091,888 2Q 2025 Piedmont (100%) Greenville/Spartanburg, SC 625,238 4Q 2024 Etna Building D (100%) Columbus, OH 250,020 3Q 2024 Cotton 303 Building 2 (100%) Phoenix, AZ 488,400 1Q 2024 The Cubes at Etna East (100%) Columbus, OH 1,074,840 4Q 2023 Smith Farms Building 2 (90%) Greenville/Spartanburg, SC 304,884 4Q 2023 South Shore Building B (100%) Central Florida 57,690 4Q 2023 Cotton 303 Building 1 (100%) Phoenix, AZ 392,278 1Q 2023 Smith Farms Building 1 (90%) Greenville/Spartanburg, SC 797,936 4Q 2022 Fairburn (100%) Atlanta, GA 907,675 4Q 2021 KeHE Distributors (100%) Phoenix, AZ 468,182 4Q 2021 Rickenbacker (100%) Columbus, OH 320,190 1Q 2021 Total 6,779,221 Sold to User Buyer Project (% Owned) Market Sq. Ft. Sold Ocala (80%) Central Florida 1,085,280 3Q 2025 Mt. Comfort (80%) Indianapolis, IN 1,053,360 3Q 2025 Reems & Olive Data Center Land (95.5%) Phoenix, AZ N/A 4Q 2024 Total 2,138,640 Subtotal - First Generation Leased or Sold 8,917,861 Available for Lease(1) Project (% Owned) Market Sq. Ft. Placed in Service South Shore Building B (100%) Central Florida 80,983 3Q 2024 South Shore Building A (100%) Central Florida 132,212 2Q 2024 Subtotal 213,195 Total Development Program 9,131,056 Footnotes: (1) These facilities were placed in service vacant one year after the completion of base building construction.

14Table of Contents CAPITAL EXPENDITURES AND LEASING COSTS(1) ($000) Twelve months ended December 31, 2025 2024 First-Generation Costs Tenant Improvements $ 3,207 $ 378 Base Building 147 881 Total First-Generation Costs $ 3,354 $ 1,259 Second-Generation Costs Tenant Improvements $ 7,248 $ 3,091 Leasing Costs 6,421 13,707 Building Improvements 7,582 12,908 Total Second-Generation Costs $ 21,251 $ 29,706 Total Capital Expenditures and Leasing Costs $ 24,605 $ 30,965 Footnotes: (1) Consolidated costs on a cash basis. Amounts exclude development projects, redevelopment projects, capitalized interest and internal costs, if any. Leasing costs include payments for lease incentives, if any.

15Table of Contents SAME-STORE DATA ($000) Three months ended December 31, Twelve months ended December 31, 2025 2024 2025 2024 Same-Store NOI Total Cash Base Rent $ 61,078 $ 60,499 $ 244,549 $ 237,716 Tenant Reimbursement 12,972 12,448 54,468 51,666 Property Operating Expenses (14,075) (12,966) (56,086) (53,315) Same-Store NOI $ 59,975 $ 59,981 $ 242,931 $ 236,067 Change in Same-Store NOI —% 2.9% Same-Store Statistics 2025 2024 Same-Store # of Properties 97 97 Same-Store % Leased(1) 97.3% 99.5% Footnotes: (1) Percent leased as of 12/31/2025 and 12/31/2024.

16Table of Contents PORTFOLIO INFORMATION GBV % as of ABR % as of Markets(1) 12/31/2025 12/31/2025 Phoenix, AZ 14.5% 11.2% Greenville/Spartanburg, SC 14.1% 13.8% Atlanta, GA 10.8% 11.0% Indianapolis, IN 6.5% 5.4% Memphis, TN 6.5% 8.3% Cincinnati/Dayton, OH 6.4% 5.4% Houston, TX 6.3% 6.5% Dallas/Ft. Worth, TX 6.0% 5.7% Central Florida 4.7% 3.6% Columbus, OH 4.3% 5.2% Savannah, GA 3.4% 2.5% Nashville, TN 3.0% 3.8% Total - Top 12 Target Markets 86.5% 82.4% St. Louis, MO 2.2% 2.2% Jackson, MS 2.1% 2.4% Richmond, VA 1.5% 1.1% Jackson, TN 1.3% 1.5% Charlotte, NC 1.2% 2.1% San Antonio, TX 1.0% 1.2% New York/New Jersey 1.0% 2.0% Champaign-Urbana, IL 1.0% 1.6% Total - Top 20 Markets 97.8% 96.5% ABR % as of Industries 12/31/2025 Consumer Products 23.2% Transportation/Logistics 22.6% E-Commerce 14.1% Automotive 11.6% Construction/Materials 11.3% Food 5.3% Apparel 3.5% Specialty 2.2% Retail Department 2.0% Energy Products 1.1% Other 3.1% Total 100.0% Additional Information # of Properties 108 Square Feet 52,676,980 % Square Feet Class A(1) 92.6% % Investment Grade(2) 47.4% % Leased(3) 97.1% Weighted-Average Age (Years)(4) 9.9 Weighted-Average ABR per SF(5) $5.26 Weighted-Average Lease Term (Years)(6) 4.8 % with Fixed Escalation(7) 99.3% Average Annual Rent Escalation(7) 2.8% Average Building Size (SF) 492,308 Average Clear Height (Feet)(8) 33.5 % Top 25 Markets(9) 73.6% % Top 50 Markets(9) 92.1% Footnotes: (1) Based on CoStar. (2) Percent of ABR. Credit ratings based upon tenant, guarantor, or parent/ultimate parent. (3) Percentage is for Stabilized Portfolio. (4) Weighting based on square footage, excluding land parcels. (5) Excludes land assets and all vacant square footage. (6) Weighting based on ABR. (7) Average Annual Rent Escalation based on next rent step up percentages. Excludes escalating leases after last escalation. (8) Based on internal and external sources. (9) Percent of ABR based on CoStar.

17Table of Contents TOP 15 TENANTS Tenants(1) Lease Expirations Number of Leases Sq. Ft. Leased Sq. Ft. Leased as % of Consolidated Portfolio(2) ABR as of 12/31/2025 ($000) ABR % as of 12/31/2025(3) Amazon 2030-2033 5 3,418,231 6.7% $ 18,085 6.5 % Nissan 2027 2 2,971,000 5.8% 13,438 4.8 % Black and Decker 2029 & 2033 2 2,289,366 4.5% 9,968 3.6 % Wal-Mart 2027-2031 3 2,351,917 4.6% 9,224 3.3 % GXO Logistics 2026 & 2028 2 1,547,475 3.0% 7,366 2.7 % Watco 2038 1 132,449 0.3% 6,705 2.4 % FedEx 2028 2 292,021 0.6% 6,301 2.3 % Olam 2029 & 2037 2 1,196,614 2.3% 6,215 2.2 % DHL 2027 1 1,091,888 2.1% 6,005 2.2 % Owens Corning 2027 & 2029 2 844,622 1.7% 5,759 2.1 % Undisclosed(4) 2034 1 1,318,680 2.6% 5,556 2.0 % Drive Automotive 2036 1 625,238 1.2% 5,248 1.9 % Georgia-Pacific 2028 & 2031 2 1,283,102 2.5% 5,241 1.9 % FIGS 2031 1 488,400 1.0% 4,864 1.8 % Asics 2030 1 855,878 1.7% 4,728 1.7% 28 20,706,881 40.6% $ 114,703 41.4 % Footnotes: (1) Tenant, guarantor or parent. (2) Excludes vacant square feet. (3) Based on ABR for consolidated properties owned at December 31, 2025. (4) Lease restricts certain disclosures.

18Table of Contents Footnotes: (1) Assumes 12 months rent from the lease commencement/extension, excluding free rent periods as applicable. (2) Rent from prior tenant for square feet leased. (3) Fixed-rate renewal. (4) Annualized rents as of September 30, 2025. QUARTERLY LEASING SUMMARY(1) Location Prior Term New Lease Expiration Date Sq. Ft. New Base Rent Per Annum ($000) Prior Base Rent Per Annum ($000)(1) % Change New Cash Base Rent Per Annum ($000) Prior Cash Base Rent Per Annum ($000) % Change NEW LEASE- SECOND GENERATION 1 Whitestown, IN(2) 07/2036 380,000 $ 1,785 $ 1,278 39.7% $ 1,837 $ 1,368 34.3% 1 TOTAL NEW LEASES - SECOND GENERATION 380,000 $ 1,785 $ 1,278 39.7% $ 1,837 $ 1,368 34.3 % LEASE EXTENSIONS 1 Greer, SC 06/2026 07/2031 70,281 $ 473 $ 406 16.5% $ 455 $ 427 6.6% 2 Streetsboro, OH(3) 10/2026 10/2031 649,250 3,261 2,883 13.1% 3,175 3,098 2.5% 3 Edwardsville, IL(3) 09/2026 09/2031 769,500 2,949 2,696 9.4% 2,902 2,859 1.5% 4 Monroe, OH 06/2026 06/2028 194,936 1,306 1,113 17.3% 1,316 1,149 14.5% 4 TOTAL EXTENDED LEASES 1,683,967 $ 7,989 $ 7,098 12.6% $ 7,848 $ 7,533 4.2% 5 TOTAL NEW AND EXTENDED LEASES 2,063,967 $ 9,774 $ 8,376 16.7% $ 9,685 $ 8,901 8.8% 3 TOTAL EXCLUDING FIXED-RATE RENEWALS 645,217 $ 3,564 $ 2,797 27.4% $ 3,608 $ 2,944 22.6 % Location Prior Lease Expiration Date Sq. Ft. Annualized Base Rent at Vacancy ($000)(4) Annualized Cash Base Rent at Vacancy ($000)(4) NEW VACANCY 1 Goodyear, AZ 12/2025 160,140 $ 1,007 $ 1,075 1 TOTAL NEW VACANCY 160,140 $ 1,007 $ 1,075

19Table of Contents LEASE ROLLOVER SCHEDULE ($000) Year Number of Leases Expiring ABR as of 12/31/2025 % of ABR as of 12/31/2025 2026 17 $ 19,793 7.1% 2027 15 45,572 16.4% 2028 11 21,554 7.8% 2029 24 47,258 17.1% 2030 14 38,837 14.0% 2031 14 31,711 11.4% 2032 4 6,554 2.4% 2033 3 13,082 4.7% 2034 6 18,868 6.8% 2035 4 8,439 3.0 % Thereafter 8 25,426 9.3 % Total(1) 120 $ 277,094 100.0 % Footnotes: (1) Total shown may differ from detailed amounts due to rounding. 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafter $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000

20Table of Contents PROPERTY LEASES & VACANCIES - 12/31/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 12/31/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 12/31/2025 ($000) WAREHOUSE/DISTRIBUTION 2026 1/31/2026 Greenville/Spartanburg, SC 231 Apple Valley Rd. Duncan SC 3 Multi 120,680 598 668 2/28/2026 Central Florida 3102 Queen Palm Dr. Tampa FL -- Single 229,605 1,693 1,875 3/31/2026 Lewisburg, TN 633 Garrett Pkwy. Lewisburg TN -- Single 310,000 1,287 1,446 6/30/2026 Greenville/Spartanburg, SC 425 Apple Valley Rd. Duncan SC -- Multi 163,680 752 812 7/31/2026 Memphis, TN 6495 Polk Ln. Olive Branch MS -- Multi 118,211 638 656 Columbus, OH 1860 Walcutt Rd. Columbus OH -- Multi 97,934 501 522 Savannah, GA 1004 Trade Center Pkwy. Savannah GA -- Multi 270,252 1,433 1,532 8/31/2026 Savannah, GA 1004 Trade Center Pkwy. Savannah GA -- Multi 149,415 821 892 9/30/2026 Greenville/Spartanburg, SC 425 Apple Valley Rd. Duncan SC -- Multi 163,680 669 759 Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC -- Multi 42,414 222 222 Phoenix, AZ 9494 W. Buckeye Rd. Tolleson AZ -- Single 186,336 1,109 1,193 10/31/2026 Greenville/Spartanburg, SC 235 Apple Valley Rd. Duncan SC -- Single 177,320 962 1,018 Charlotte, NC 2203 Sherrill Dr. Statesville NC -- Single 639,800 2,796 3,024 11/30/2026 Erwin, NY 736 Addison Rd. Erwin NY -- Single 408,000 1,658 1,665 12/31/2026 Houston, TX 4600 Underwood Rd. Deer Park TX -- Single 402,648 1,507 1,860 Indianapolis, IN 180 Bob Glidden Blvd. Whiteland IN -- Single 179,530 787 840 Indianapolis, IN 76 Bob Glidden Blvd. Whiteland IN -- Single 168,480 787 809 2027 2/28/2027 Central Florida 5275 Drane Field Rd. Lakeland FL -- Multi 68,420 388 426 Jackson, MS 554 Nissan Pkwy. Canton MS -- Single 1,466,000 6,200 6,617 3/31/2027 Greenville/Spartanburg, SC 417 Apple Valley Rd. Duncan SC -- Single 195,000 1,052 1,111 4/30/2027 Nashville, TN 200 Sam Griffin Rd. Smyrna TN -- Single 1,505,000 6,560 6,821 San Antonio, TX 16407 Applewhite Rd. San Antonio TX -- Single 849,275 2,994 3,199 5/31/2027 Greenville/Spartanburg, SC 160 Smith Farms Pkwy. Greer SC 4 Single 1,091,888 5,511 6,005 7/31/2027 Savannah, GA 335 Morgan Lakes Industrial Blvd. Pooler GA -- Single 499,500 2,312 2,469 8/31/2027 Atlanta, GA 41 Busch Dr. Cartersville GA -- Multi 119,295 786 816 Atlanta, GA 200 Momeni Ln. Adairsville GA -- Single 447,753 2,802 2,794

21Table of Contents PROPERTY LEASES & VACANCIES - 12/31/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 12/31/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 12/31/2025 ($000) WAREHOUSE/DISTRIBUTION 2027 8/31/2027 Cincinnati/Dayton, OH 600 Gateway Blvd. Monroe OH -- Single 994,013 3,945 3,669 Columbus, OH 200 Arrowhead Dr. Hebron OH -- Single 400,522 1,449 1,554 9/30/2027 Memphis, TN 1550 Hwy 302 Byhalia MS -- Single 615,600 2,439 2,624 10/31/2027 Central Florida 5275 Drane Field Rd. Lakeland FL -- Multi 36,274 266 285 Jackson, TN 201 James Lawrence Rd. Jackson TN -- Single 1,062,055 3,944 4,154 12/31/2027 Phoenix, AZ 1515 South 91st Ave. Phoenix AZ -- Multi 334,222 2,844 3,028 2028 1/31/2028 Indianapolis, IN 4600 Albert S White Dr. Whitestown IN -- Multi 95,832 601 623 Atlanta, GA 490 Westridge Pkwy. McDonough GA -- Single 1,121,120 3,737 4,016 3/31/2028 Central Florida 3775 Fancy Farms Rd. Plant City FL -- Multi 330,176 1,955 1,998 New York/New Jersey 29-01 Borden Ave./29-10 Hunters Point Ave. Long Island City NY -- Single 140,330 5,135 5,512 4/30/2028 Atlanta, GA 5380 Dixie Industrial Dr. Lake City GA -- Multi 51,871 906 906 5/31/2028 Memphis, TN 6495 Polk Ln. Olive Branch MS -- Multi 151,691 759 789 Nashville, TN 6050 Dana Way Antioch TN -- Multi 126,215 476 492 6/30/2028 Cincinnati/Dayton, OH 575-599 Gateway Blvd. Monroe OH -- Single 194,936 1,113 1,149 8/31/2028 Houston, TX 4100 Malone Dr. Pasadena TX -- Single 233,190 1,359 1,396 Indianapolis, IN 4900 Albert S White Dr. Whitestown IN -- Multi 63,840 309 331 10/31/2028 Atlanta, GA 1625 Oakley Industrial Blvd. Fairburn GA -- Single 907,675 4,223 4,342 2029 1/31/2029 Central Florida 1075 NE 30th St. Ruskin FL -- Multi 57,690 604 597 Greenville/Spartanburg, SC 70 Tyger River Dr. Duncan SC -- Single 408,000 2,527 2,491 Indianapolis, IN 1285 W. State Road 32 Lebanon IN -- Single 741,880 2,662 2,686 2/28/2029 Greenville/Spartanburg, SC 140 Smith Farms Pkwy. Greer SC 4 Single 304,884 1,757 1,927 3/31/2029 Indianapolis, IN 4600 Albert S White Dr. Whitestown IN -- Multi 53,240 443 435 4/30/2029 Greenville/Spartanburg, SC 230 Apple Valley Rd. Duncan SC -- Single 275,400 1,420 1,432 Houston, TX 10535 Red Bluff Rd. Pasadena TX -- Single 257,835 1,741 1,862 Nashville, TN 6050 Dana Way Antioch TN -- Multi 11,238 172 172 5/31/2029 Atlanta, GA 7225 Goodson Rd. Union City GA -- Single 370,000 2,577 2,579

22Table of Contents PROPERTY LEASES & VACANCIES - 12/31/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 12/31/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 12/31/2025 ($000) WAREHOUSE/DISTRIBUTION 2029 5/31/2029 Atlanta, GA 1001 Old Grassdale Rd Cartersville GA -- Single 273,576 1,866 1,778 6/30/2029 Memphis, TN 11624 S. Distribution Cv. Olive Branch MS -- Single 1,170,218 4,101 4,139 7/31/2029 Greenville/Spartanburg, SC 5795 North Blackstock Rd. Spartanburg SC -- Single 341,660 1,705 1,705 Memphis, TN 8500 Nail Rd. Olive Branch MS -- Single 716,080 2,751 2,871 8/31/2029 Dallas/Ft. Worth, TX 8601 E. Sam Lee Ln. Northlake TX -- Single 1,214,526 4,278 4,384 9/30/2029 Indianapolis, IN 1627 Veterans Memorial Pkwy. E. Lafayette IN -- Single 309,400 1,427 1,482 Memphis, TN 3820 Micro Dr. Millington TN -- Single 701,819 3,205 3,247 Memphis, TN 11555 Silo Dr. Olive Branch MS -- Single 927,742 2,661 4,061 Savannah, GA 1001 Gateway Pkwy. Rincon GA -- Multi 68,291 711 679 10/14/2029 Columbus, OH 10300 Schuster Way Etna OH -- Single 250,020 2,374 2,369 10/31/2029 Houston, TX 9701 New Decade Dr. Pasadena TX -- Single 102,863 766 768 Nashville, TN 6050 Dana Way Antioch TN -- Multi 67,200 602 598 11/21/2029 Columbus, OH 1860 Walcutt Rd. Columbus OH -- Multi 194,796 983 988 12/31/2029 Greenville/Spartanburg, SC 402 Apple Valley Rd. Duncan SC -- Single 235,600 1,263 1,277 Dallas/Ft. Worth, TX 3737 Duncanville Rd. Dallas TX -- Single 510,400 2,710 2,731 2030 1/31/2030 Atlanta, GA 7875 White Rd. SW Austell GA -- Single 604,852 4,820 4,446 Dallas/Ft. Worth, TX 3201 N. Houston School Rd. Lancaster TX -- Single 468,300 1,669 1,709 3/31/2030 Memphis, TN 549 Wingo Rd. Byhalia MS -- Single 855,878 4,388 4,728 4/30/2030 Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC -- Multi 98,125 698 697 5/31/2030 St. Louis, MO 4015 Lakeview Corporate Dr. Edwardsville IL -- Single 1,017,780 3,460 3,208 6/30/2030 Richmond, VA 2601 Bermuda Hundred Rd. Chester VA 5 Single 782,119 4,066 3,180 Cincinnati/Dayton, OH 700 Gateway Blvd. Monroe OH -- Single 1,299,492 5,515 5,605 Dallas/Ft. Worth, TX 1704 S. I-45 Hutchins TX -- Single 120,960 617 629 8/31/2030 Central Florida 3400 NW 35th Street Rd. Ocala FL -- Single 617,055 3,014 3,032 9/30/2030 Greenville/Spartanburg, SC 7870 Reidville Rd. Greer SC -- Single 396,073 1,840 1,794 Atlanta, GA 5380 Dixie Industrial Dr. Lake City GA -- Multi 105,500 1,069 999

23Table of Contents PROPERTY LEASES & VACANCIES - 12/31/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 12/31/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 12/31/2025 ($000) WAREHOUSE/DISTRIBUTION 2030 9/30/2030 Phoenix, AZ 255 143rd Ave. Goodyear AZ -- Single 801,424 4,193 4,257 10/31/2030 Atlanta, GA 493 Westridge Pkwy. McDonough GA -- Single 676,000 3,819 3,806 11/30/2030 Atlanta, GA 95 International Pkwy. Adairsville GA -- Multi 100,960 755 747 2031 1/31/2031 Phoenix, AZ 3815 N Cotton Ln. Goodyear AZ -- Single 488,400 5,266 4,864 2/28/2031 Greenville/Spartanburg, SC 1021 Tyger Lake Rd. Spartanburg SC -- Single 213,200 1,043 1,048 3/31/2031 Cleveland, TN 1520 Lauderdale Memorial Hwy. Cleveland TN -- Single 851,370 3,626 3,595 Indianapolis, IN 19 Bob Glidden Blvd. Whiteland IN -- Single 530,400 2,190 2,167 6/30/2031 Nashville, TN 6050 Dana Way Antioch TN -- Multi 352,275 1,543 1,541 7/31/2031 Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC -- Multi 70,281 473 427 Atlanta, GA 51 Busch Dr. Cartersville GA -- Single 328,000 1,646 1,594 Phoenix, AZ 16811 W. Commerce Dr. Goodyear AZ -- Single 540,349 3,996 2,582 9/30/2031 St. Louis, MO 3931 Lakeview Corporate Dr. Edwardsville IL -- Single 769,500 2,963 2,859 Atlanta, GA 41 Busch Dr. Cartersville GA -- Multi 276,705 1,590 1,593 10/31/2031 Cleveland, OH 10345 Philipp Pkwy. Streetsboro OH -- Single 649,250 3,261 3,098 11/30/2031 Indianapolis, IN 5424 Albert S. White Dr. Whitestown IN -- Single 1,016,244 3,909 3,850 12/31/2031 Phoenix, AZ 1515 South 91st Ave. Phoenix AZ -- Multi 161,982 1,274 1,225 Cincinnati/Dayton, OH 200 Richard Knock Way Walton KY -- Single 232,500 1,271 1,268 2032 2/29/2032 Cincinnati/Dayton, OH 675 Gateway Blvd. Monroe OH -- Single 143,664 938 956 4/30/2032 Houston, TX 13930 Pike Rd. Missouri City TX -- Single — 2,123 2,261 Cincinnati/Dayton, OH 300 Richard Knock Way Walton KY -- Single 544,320 2,411 2,373 9/30/2032 Nashville, TN 6050 Dana Way Antioch TN -- Multi 117,600 1,004 964 2033 3/31/2033 Phoenix, AZ 3405 S. McQueen Rd. Chandler AZ -- Single 201,784 4,498 4,422 8/31/2033 Phoenix, AZ 3595 N Cotton Ln. Goodyear AZ -- Single 392,278 3,264 3,076 10/31/2033 Columbus, OH 9800 Schuster Way Etna OH -- Single 1,074,840 6,130 5,584 2034 1/31/2034 Savannah, GA 1001 Gateway Pkwy. Rincon GA -- Multi 136,533 1,521 1,300 2/28/2034 Houston, TX 10575 Red Bluff Rd. Pasadena TX -- Single 253,426 3,382 3,129

24Table of Contents PROPERTY LEASES & VACANCIES - 12/31/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 12/31/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 12/31/2025 ($000) WAREHOUSE/DISTRIBUTION 2034 2/28/2034 Columbus, OH 191 Arrowhead Dr. Hebron OH -- Single 250,410 1,591 1,334 10/31/2034 Champaign-Urbana, IL 1001 Innovation Rd. Rantoul IL -- Single 813,126 4,196 4,321 Dallas/Ft. Worth, TX 17505 Interstate Hwy. 35W Northlake TX -- Single 500,556 3,590 3,228 12/31/2034 Greenville/Spartanburg, SC 21 Inland Pkwy. Greer SC -- Single 1,318,680 5,544 5,556 2035 4/30/2035 Greenville/Spartanburg, SC 170 Smith Farms Pkwy. Greer SC 4 Single 797,936 4,322 3,936 6/30/2035 Columbus, OH 2155 Rohr Rd. Lockbourne OH -- Single 320,190 2,423 2,081 Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- Multi 298,653 1,273 1,245 7/31/2035 Central Florida 3775 Fancy Farms Rd. Plant City FL -- Multi 180,308 1,278 1,177 2036 5/31/2036 Central Florida 5275 Drane Field Rd. Lakeland FL -- Multi 117,440 787 741 Charlotte, NC 671 Washburn Switch Rd. Shelby NC -- Single 673,425 2,786 2,823 7/31/2036 Indianapolis, IN 5352 Performance Way Whitestown IN -- Single 380,000 1,785 1,805 11/30/2036 Phoenix, AZ 17510 W. Thomas Rd. Goodyear AZ -- Single 468,182 4,304 4,148 12/31/2036 Greenville/Spartanburg, SC 923 Matrix Pkwy. Piedmont SC -- Single 625,238 6,203 5,248 2037 3/31/2037 Dallas/Ft. Worth, TX 4005 E. I-30 Grand Prairie TX -- Single 215,000 1,872 1,802 5/31/2037 Phoenix, AZ 8989 W Buckeye Rd. Phoenix AZ -- Single 268,872 2,368 2,154 2038 3/31/2038 Houston, TX 13600/13901 Industrial Road Houston TX -- Single 132,449 6,773 6,705 LEASED SUBTOTAL 51,143,920 277,931 277,094

25Table of Contents PROPERTY LEASES & VACANCIES - 12/31/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 12/31/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 12/31/2025 ($000) WAREHOUSE/DISTRIBUTION AVAILABLE FOR LEASE N/A Vacancy Central Florida 3420 Clover Ridge Ave Ruskin FL 6 Single 132,212 — — Central Florida 1075 NE 30th St. Ruskin FL -- Multi 80,983 — — Greenville/Spartanburg, SC 231 Apple Valley Rd. Duncan SC 3 Multi 75,320 — — Houston, TX 10565 Red Bluff Rd. Pasadena TX 6 Single 248,240 — — Indianapolis, IN 4900 Albert S White Dr. Whitestown IN -- Multi 85,232 — — Atlanta, GA 95 International Pkwy. Adairsville GA -- Multi 124,251 — — Phoenix, AZ 4445 N. 169th Ave. Goodyear AZ 6 Single 160,140 — — Savannah, GA 1319 Dean Forest Rd. Savannah GA 6 Single 355,527 — — Savannah, GA 1315 Dean Forest Rd. Savannah GA 6 Single 88,503 — — Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- Multi 58,202 — — Dallas/Ft. Worth, TX 3115 N Houston School Rd. Lancaster TX 6 Single 124,450 — — AVAILABLE FOR LEASE SUBTOTAL 1,533,060 — — TOTAL / WEIGHTED AVERAGE 97.1% Leased 52,676,980 $ 277,931 $ 277,094 Footnotes: (1) Based on CoStar. (2) Square footage leased or available. (3) Subsequent to 12/31/2025, the property is fully vacant. (4) LXP has a 90% interest in this property. (5) Property includes three facilities (252,351 square feet each) and one other property (25,066 square feet). (6) The fully vacant properties incurred approximately $1.7 million in net operating expenses, for the year ended 12/31/2025.

26Table of Contents PROPERTY LEASES & VACANCIES - 12/31/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) LXP % Ownership Annualized Base Rent as of 12/31/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 12/31/2025 ($000) 12/31/2025 Debt Balance ($000) Debt Maturity NON-CONSOLIDATED PROPERTIES NNN MFG COLD JV PROPERTIES 2027 8/31/2027 Greenville/Spartanburg, SC 50 Tyger River Dr. Duncan SC 3 Single 221,833 20% 1,062 1,205 376,000 08/2030 12/31/2027 Cincinnati/Dayton, OH 10590 Hamilton Ave. Cincinnati OH 3 Single 264,598 20% 861 845 — — 2028 12/31/2028 Nashville, TN 120 Southeast Pkwy. Dr. Franklin TN 3 Single 289,330 20% 833 735 — — 2029 4/30/2029 Portland/South Portland, ME 113 Wells St. North Berwick ME 3 Single 993,685 20% 1,672 1,200 — — 11/24/2029 Anniston-Oxford, AL 318 Pappy Dunn Blvd. Anniston AL 3 Single 276,782 20% 1,842 1,833 — — 2030 6/30/2030 Nashville, TN 301 Bill Bryan Blvd. Hopkinsville KY 3 Single 424,904 20% 1,745 1,756 — — Elizabethtown-Fort Knox, KY 730 North Black Branch Rd. Elizabethtown KY 3 Single 167,770 20% 558 558 — — Elizabethtown-Fort Knox, KY 750 North Black Branch Rd. Elizabethtown KY 3 Single 539,592 20% 2,940 2,960 — — Owensboro, KY 4010 Airpark Dr. Owensboro KY 3 Single 211,598 20% 1,254 1,254 — — 10/31/2030 Detroit, MI 43955 Plymouth Oaks Blvd. Plymouth MI 3 Single 311,612 20% 1,872 1,878 — — 2031 6/30/2031 Cincinnati/Dayton, OH 10000 Business Blvd. Dry Ridge KY 3 Single 336,350 20% 1,607 1,549 — — 10/31/2031 Chicago, IL 1020 W. Airport Rd. Romeoville IL 3 Single 188,166 20% 4,180 4,103 — — 11/30/2031 Lumberton, NC 2880 Kenny Biggs Rd. Lumberton NC 3 Single 423,280 20% 2,483 2,332 — — 2032 10/31/2032 Detroit, MI 26700 Bunert Rd. Warren MI 3 Single 260,243 20% 4,194 3,940 39,850 11/2032 12/31/2032 Bingen, WA 901 East Bingen Point Way Bingen WA 4 Single 124,539 20% 1,790 1,666 — — 2033 9/30/2033 Crossville, TN 900 Industrial Blvd. Crossville TN 3 Single 222,200 20% 704 670 — — 2035 3/31/2035 Houston, TX 13863 Industrial Rd. Houston TX 3 Single 187,800 20% 2,604 2,443 — — Houston, TX 7007 F.M. 362 Rd. Brookshire TX 3 Single 262,095 20% 2,041 1,917 — — 2037 9/30/2037 West Michigan 904 Industrial Rd. Marshall MI 3 Single 246,508 20% 1,084 849 — — 2042 5/31/2042 Columbus, GA 4801 North Park Dr. Opelika AL 3 Single 165,493 20% 3,465 2,935 — — N/A Vacancy Charlotte, NC 590 Ecology Ln. Chester SC 3 Single 420,597 20% — — — — NNN MFG COLD JV TOTAL / WEIGHTED AVERAGE 93.6% Leased 6,538,975 $ 38,791 $ 36,628 $ 415,850

27Table of Contents Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) LXP % Ownership Annualized Base Rent as of 12/31/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 12/31/2025 ($000) 12/31/2025 Debt Balance ($000) Debt Maturity NON-CONSOLIDATED PROPERTIES NNN OFFICE JV PROPERTIES 2027 6/30/2027 Kansas City, MO 3902 Gene Field Rd. St. Joseph MO -- Single 98,849 20% 2,116 2,248 — — 7/6/2027 Columbus, OH 2221 Schrock Rd. Columbus OH -- Single 42,290 20% 684 725 — — 2029 7/31/2029 Columbus, OH 500 Olde Worthington Rd. Westerville OH -- Multi 11,246 20% 133 133 — — 2031 7/31/2031 Columbus, OH 500 Olde Worthington Rd. Westerville OH -- Multi 72,965 20% 1,026 1,015 — — 2032 4/30/2032 Charlotte, NC 1210 AvidXchange Ln. Charlotte NC 5, 6 Single 201,450 20% 6,025 6,048 46,900 01/2026 01/2033 2033 5/31/2033 Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX -- Multi 60,736 20% 1,302 1,276 16,000 12/2027 9/30/2033 Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX -- Multi 98,358 20% 1,710 1,918 — — N/A Vacancy Columbus, OH 500 Olde Worthington Rd. Westerville OH -- Multi 13,536 20% — — — — Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX -- Multi 102,211 20% — — — — NNN OFFICE JV TOTAL / WEIGHTED AVERAGE 83.5% Leased 701,641 $ 12,996 $ 13,363 $ 62,900 NON-CONSOLIDATED TOTAL / WEIGHTED AVERAGE 92.6% Leased 7,240,616 $ 51,787 $ 49,991 $ 478,750 PROPERTY LEASES & VACANCIES - 12/31/2025 Footnotes: (1) Based on CoStar. (2) Square footage leased or available. (3) All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 298 bps. One-month Term SOFR is capped at 4.25% through 08/2027. The debt matures August 15, 2030, including as-of-right extension options. (4) Interest rate is fixed at 6.3%. (5) Interest rate is fixed and ranges from 5.3% to 12.0%. (6) Subsequent to December 31, 2025, extended $6.5 million of the mezzanine loan from January 9, 2026 to December 8, 2026.

28Table of Contents MORTGAGES AND NOTES PAYABLE Footnotes Debt Balance ($000) GAAP Balance ($000)(1) Interest Rate (%) Maturity(2) MORTGAGE(3) Long Island City, NY $ 11,336 $ 10,931 3.500% 03/2028 Goodyear, AZ 38,610 38,610 4.290% 08/2031 Mortgage Subtotal/Wtd. Avg./Years Remaining $ 49,946 $ 49,541 4.111% 4.8 CORPORATE(4) Revolving Credit Facility (5)(7) $ — $ — —% 07/2026 Term Loan (6)(7) 250,000 249,053 4.310% 01/2027 Senior Notes (8) 160,000 158,580 6.750% 11/2028 Senior Notes 400,000 396,779 2.700% 09/2030 Senior Notes 400,000 397,334 2.375% 10/2031 Trust Preferred Notes (9) 100,995 100,113 5.313% 04/2037 Subtotal/Wtd. Avg./Years Remaining $ 1,310,995 $ 1,301,859 3.603% 4.6 Total/Wtd. Avg./Years Remaining $ 1,360,941 $ 1,351,400 3.622% 4.6 (1) GAAP Balance net of aggregate deferred loan costs of $7 million and discounts of $2.5 million. (2) Subtotal and total based on weighted-average term to maturity shown in years based on debt balance. (3) Secured. (4) Unsecured. (5) Rate ranges from Adjusted Daily Simple SOFR or Adjusted Term SOFR plus 0.725% to 1.40%. Availability of $600 million, subject to covenant compliance. (6) Rate ranges from Adjusted Term SOFR plus 0.85% to 1.65%. The SOFR portion of the interest rate was swapped for a fixed interest rate of 4.31% per annum until January 31, 2027. (7) In January 2026, LXP extended the maturities and reduced the pricing of its $600 million unsecured revolving credit facility and $250 million unsecured term loan. The new revolving credit facility matures on January 31, 2030, with the option to extend the maturity for two successive six-month terms or one twelve-month term, at LXP’s discretion, subject to certain conditions. The facility provides for an interest rate of SOFR plus 77.5 basis points, based on LXP's current consolidated leverage ratio and credit ratings, reduced from SOFR plus 95 basis points under the previous facility. The facility also provides for a facility fee of 15 basis points of total commitments, reduced from 20 basis points under the previous facility. The $250 million unsecured term loan has an initial maturity date of January 31, 2029, with two one-year extension options at LXP's discretion, subject to certain conditions. The term loan provides for an interest rate of SOFR plus 85 basis points, based on the LXP’s current consolidated leverage ratio and credit ratings, reduced from 110 basis points under the previous facility. (8) On October 20, 2025, LXP completed a cash tender offer to repay $140 million of the principal amount of 6.750% Senior Notes due 2028, resulting in a loss on debt satisfaction of $12.6 million. (9) Rate is three-month Term SOFR plus a 0.26% adjustment and a spread of 1.70%. LXP entered into interest rate swaps to effectively fix the interest rate related to an aggregate of $82.5 million of the Trust Preferred Securities at an average interest rate of 5.20% from October 30, 2024 to October 30, 2027.

29Table of Contents DEBT MATURITY SCHEDULE ($000) Consolidated Mortgage Debt Year Mortgage Scheduled Amortization Mortgage Balloon Payments Corporate Debt 2026 $ 5,773 $ — $ — 2027 5,984 — 250,000 ‘(1) 2028 2,223 — 160,000 2029 960 — — 2030 1,002 — 400,000 2031 605 33,399 400,000 $ 16,547 $ 33,399 $ 1,210,000 (1) Subsequent to December 31, 2025, Term Loan was refinanced and matures on January 31, 2029.

30Table of Contents DEBT COVENANTS(1) CORPORATE LEVEL DEBT MUST BE: 12/31/2025 Bank Loans: Maximum Leverage < 60% 26.8% Fixed Charge Coverage > 1.5x 3.5x Recourse Secured Indebtedness Ratio < 10% —% Secured Indebtedness Ratio < 40% 3.0% Unsecured Debt Service Coverage > 1.75x 4.8x Unencumbered Leverage < 60% 26.5% Bonds: Debt to Total Assets < 60% 29.4% Secured Debt to Total Assets < 40% 1.1% Debt Service Coverage > 1.5x 4.4x Unencumbered Assets to Unsecured Debt > 150% 341.8% Footnotes: (1) The above is a summary of the key financial covenants for LXP's credit facility, term loan and senior notes, as of December 31, 2025 and as defined and calculated per the terms of the credit facility, term loan and senior notes. These calculations are presented to show LXP’s compliance with such covenants only and are not measures of LXP's liquidity or performance.

31Table of Contents COMPONENTS OF NET ASSET VALUE Footnotes: (1) Three months ended December 31, 2025 NOI for the existing property portfolio at December 31, 2025. Includes one quarter of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method, not in service leased development projects, properties reclassified to redevelopment and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed in service and assets acquired in the quarter. For assets in this category, a NOI capitalization approach is not appropriate, and accordingly, LXP's net book value has been used. (2) At cost incurred. (3) Includes $29.3 million net book value of properties under redevelopment. ($000) The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation. Three months ended Consolidated properties quarterly net operating income (NOI)(1) 12/31/2025 NOI as reported $ 68,740 Adjustments to NOI: Disposed of properties (1,494) Leases not commenced or with free rent period 819 Properties less than 70% leased 100 Development properties less than 70% leased 235 NOI for NAV $ 68,400 LXP’s share of non-consolidated quarterly NOI(1) NNN OFFICE JV Office $ 520 NNN MFG Cold JV Industrial $ 1,729 Other quarterly income Fee income $ 1,052 In service assets not fairly valued by capitalized NOI method(1) Consolidated development properties less than 70% leased (at our share) $ 52,578 Other consolidated assets less than 70% leased $ 101,645 Shares Outstanding Common shares 58,247,376 Unvested time-base stock awards 213,767 Unvested performance based awards 616,091 Common shares at 12/31/2025 59,077,234 Other assets: Construction in progress $ 1,997 Developable land - consolidated(2) 80,828 Developable land - non-consolidated(2) 13,832 Development investment - consolidated(3) 41,769 Investment in non-consolidated land 2,314 Cash and cash equivalents 170,394 Restricted cash 257 Accounts receivable 3,454 Other assets 15,514 Total other assets $ 330,359 Liabilities: Corporate level debt (face amount) 1,310,995 Mortgages and notes payable (face amount) 49,946 Dividends payable 44,715 Accounts payable, accrued expenses and other liabilities 80,365 Preferred stock, at liquidation value 96,770 LXP's share of non-consolidated mortgages (face amount) 95,750 Total deductions $ 1,678,541

32Table of Contents OTHER FINANCIAL DATA ($000) Balance Sheet The components of other assets are: Deposits $ 2,651 Equipment 279 Prepaids 1,388 Interest receivable 192 Other receivables 1,511 Deferred lease incentives 8,840 Derivative asset 488 Deferred asset 165 Total of other assets $ 15,514 The components of other liabilities are: Accounts payable and accrued expenses(1) $ 43,955 Development, CIP and other accruals 4,693 Taxes 383 Deferred lease costs 1,098 Deposits 4,396 Transaction costs 28 Accounts payable and other liabilities $ 54,553 Accrued interest payable $ 9,218 Prepaid rent 16,594 Total of accounts payable, accrued expenses, and other liabilities $ 80,365 Footnotes: (1) Includes an accrual of $7,838 relating to repurchases of common shares that were not settled as of December 31, 2025.

33Table of Contents NON-GAAP MEASURES DEFINITIONS LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures. LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP's financial performance or cash flow from operating, investing, or financing activities or liquidity. Definitions: Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest expense, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of real estate or changes in control, non-cash and purchase option impact of sales-type leases, impairment charges, gain (loss) on debt satisfaction, net, non-cash charges, net, straight-line adjustments, change in credit loss revenue, non-recurring charges and adjustments for pro rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA. Annualized Cash Base Rent ("ABR"): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed in the month prior to the end of the quarter or have not commenced, the next full Cash Base Rent payment is multiplied by 12. Excludes not in service leased development projects. LXP believes ABR provides a meaningful indication of an investment's ability to fund cash needs. Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed in the month prior to the end of the quarter or have not commenced, the next Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio. Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements, non- cash sales-type lease income and lease termination income, and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs.

34Table of Contents NON-GAAP MEASURES DEFINITIONS Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash income related to sales-type leases, (6) non-cash interest, (7) non-cash charges, net, (8) capitalized interest and internal costs, (9) cash paid for second-generation tenant improvements, and (10) cash paid for second-generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund its quarterly distributions. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity. First-Generation Costs: Represents cash spend for tenant improvements, leasing costs and expenditures contemplated at acquisition for recently acquired properties with vacancy. Because all companies do not calculate First-Generation Costs the same way, LXP's presentation may not be comparable to similarly titled measures of other. Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income. The National Association of Real Estate Investment Trusts, or Nareit, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write- downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. LXP presents FFO available to common shareholders - basic and also presents FFO available to all equityholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into LXP's common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders - diluted which adjusts FFO available to all equityholders - diluted for certain items which we believe are not indicative of the operating results of LXP's real estate portfolio and not comparable from period to period. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity.

35Table of Contents NON-GAAP MEASURES DEFINITIONS Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP's historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments, non-cash income and purchase option income related to sales-type leases, and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI. Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for the period commencing January 1, 2024 and through the end of the current reporting period. As Same-Store NOI excludes the change in NOI from acquired, expanded, disposed of properties and properties with significant casualty loss, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP's financial performance since it does not reflect the operations of LXP's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP's results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI. Second-Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second-generation building improvements represent an investment in existing stabilized properties. Stabilized Portfolio: All real estate properties other than non-stabilized properties, LXP considers stabilization to occur upon the earlier of 90% occupancy of the property or one year from cessation of major construction activities. Non-stabilized, substantially completed development projects are classified within investments in real estate under construction. If some portions of a development project are substantially complete and ready for use and other portions have not yet reached that stage, LXP ceases capitalizing costs on the completed portion of the project but continue to capitalize costs for the incomplete portion. When a portion of the development project is substantially complete and ready for its intended use, the classification changes from investments in real estate under construction to operating, the project is placed in service and depreciation commences.

36Table of Contents SELECT CREDIT METRICS DEFINITIONS ($000, except per share data) Adjusted Company FFO Payout: Twelve months ended December 31, 2025 Common share dividends per share $ 2.725 Adjusted Company FFO per diluted share $ 3.15 Adjusted Company FFO payout ratio 86.5 % Unencumbered Assets: Real estate, at cost $ 4,339,066 Less encumbered real estate, at cost (110,986) Unencumbered assets $ 4,228,080 Unencumbered NOI: NOI $ 275,283 Disposed of properties NOI (7,472) Adjusted NOI 267,811 Less encumbered adjusted NOI (9,600) Unencumbered adjusted NOI $ 258,211 Unencumbered NOI % 96.4 % Net Debt / Adjusted EBITDA: Adjusted EBITDA $ 262,265 Consolidated debt $ 1,351,400 Less consolidated cash and cash equivalents (170,394) Non-consolidated debt, net 91,039 Net debt $ 1,272,045 Net debt / Adjusted EBITDA 4.9x (Net Debt + Preferred) / Adjusted EBITDA: Adjusted EBITDA $ 262,265 Net debt $ 1,272,045 Preferred shares liquidation preference 96,770 Net debt + preferred $ 1,368,815 (Net Debt + Preferred) / Adjusted EBITDA 5.2x (Debt + Preferred) / Gross Assets: Twelve months ended December 31, 2025 Consolidated debt $ 1,351,400 Preferred shares liquidation preference 96,770 Debt and preferred $ 1,448,170 Total assets $ 3,537,022 Plus depreciation and amortization: Real estate 1,151,513 Deferred lease costs 19,764 Gross assets $ 4,708,299 (Debt + Preferred) / Gross Assets 30.8 % Debt / Gross Assets: Consolidated debt $ 1,351,400 Gross assets $ 4,708,299 Debt / Gross assets 28.7 % Secured Debt / Gross Assets: Total Secure Debt $ 49,541 Gross assets $ 4,708,299 Secured Debt / Gross Assets 1.1 % Unsecured Debt / Unencumbered Assets: Consolidated debt $ 1,351,400 Less mortgages and notes payable: (49,541) Unsecured Debt $ 1,301,859 Unencumbered assets $ 4,228,080 Unsecured Debt / Unencumbered Assets 30.8%

37Table of Contents INVESTOR INFORMATION Transfer Agent Computershare Overnight Correspondence: PO Box 43006 150 Royall Street, Suite 101 Providence, RI 02940 Canton, MA 02021 (800) 850-3948 www-us.computershare.com/investor Investor Relations Heather Gentry Executive Vice President, Investor Relations Telephone (direct) (212) 692-7200 E-mail hgentry@lxp.com Research Coverage BNP Paribas Citizens Nate Crossett (646) 342-1588 Mitch Germain (212) 906-3537 Monir Koummal (646) 342-1554 Evercore Partners Green Street Advisors Steve Sakwa (212) 446-9462 Vince Tibone (949) 640-8780 Jim Kammert (312) 705-4233 Jefferies & Company, Inc. J.P. Morgan Chase Jon Petersen (212) 284-1705 Anthony Paolone (212) 622-6682 KeyBanc Capital Markets Inc. Wolfe Research Todd Thomas (917) 368-2286 Andrew Rosivach (646) 582-9250

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